Exhibit 10.9

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Appendix D: Amendment to Second License Agreement

April 21, 2024

[***]

RE: 3rd AMENDMENT

to the SECOND LICENSE AGREEMENT by and between the Parties effective May 28, 2020, amended a first time effective January 13, 2022 and a second time effective July 4, 2022 (Cornell Contract [***]) (the “Second License Agreement”)

Effective the date of the last signature hereto (“Amendment Date”), the Parties agree to hereby modify the Second License Agreement as follows:

1)
On the cover page and in Paragraph 10.1, “D-9332” is hereby deleted.

2)
The following row is deleted from Appendix A: Inventions:

[***]

3)
Paragraph 1.27 “Net Sales” is hereby amended as follows in order to remove references to “Portfolio FA Supp”:

a)
In the first paragraph, the following parenthetical is hereby deleted:

“(other than a Licensed Product developed using the Technology included in Portfolio FA Supp and no other Patent Rights, Nonexclusive Patent Rights or other Technology included herein)”

b)
The following paragraph is hereby deleted:

The Parties agree, that for purposes of calculating royalties due hereunder, Net Sales shall not include any sales of Licensed Products that are developed based on Portfolio FA Supp and no other Patent Rights, Nonexclusive Patent Rights or other Technology.

4)
Paragraph 1.35 “Portfolio” is hereby deleted and replaced with the following, in order to remove reference to “Portfolio FA Supp”:

1.35 “Portfolio” means each of the groupings of Inventions, Patent Rights, Nonexclusive Patent Rights, Technology and Licensed Methods identified in the Cornell docket or dockets defined in Paragraphs 3.3(a)(iii)-(v) as Portfolio Batten or Portfolio ARSA (each as defined below).

5)
Paragraph 3.1(c)(ii), copied below, is hereby deleted and replaced with “This subsection left purposefully blank”, in order to remove reference to “Portfolio FA Supp”:

(ii) With respect to Portfolio FA Supp, for each service, composition or product supported by Portfolio FA Supp:

AMOUNT	DATE OR EVENT
[***]	[***]
[***]	[***]
6)
Paragraph 3.3(a)(v), copied below, is hereby deleted and replaced with “This subsection left purposefully blank”, in order to remove reference to “Portfolio FA Supp”:

(v)
develop a Licensed Product for a central nervous system disease based on Cornell Docket D-9332 (“Portfolio FA Supp”) as follows, wherein each row in the following table is an obligation under this Paragraph 3.3(a)(vii):

MILESTONE TO BE ACHIEVED	TIME FROM EFFECTIVE DATE BY WHICH MILESTONE MUST BE ACHIEVED
[***]	[***]
[***]	[***]
[***]	[***]
6)
Paragraph 3.3(a)(vi) is hereby deleted and replaced with the following, in order to remove references to “Portfolio FA Supp”:

(vi)
incur Research Expenditures for each of Portfolio Batten and Portfolio ARSA as follows:

PORTFOLIO DESCRIPTION	RESEARCH EXPENDITURE MILESTONE TO BE ACHIEVED DURING EACH CONSECUTIVE TWO CLENDAR YEAR PERIOD (COMMENCING ON JANUARY 1, 2021)
[***]	[***]

7)
Paragraph 3.3(b) is hereby deleted and replaced with the following, in order to remove references to “Portfolio FA Supp”:

(b) Subject to Paragraph 3.3(c), if LICENSEE or its applicable Sublicensee fails to perform any of its obligations specified in Paragraphs 3.3(a)(i)-(ix), then Cornell as its sole remedy shall have the right and option to terminate this Agreement as follows:

(i) in the case of Paragraph 3.3(a)(ii), Cornell shall have the right to terminate this Agreement in full in accordance with the terms and conditions of this Agreement, and

(ii) in the case Paragraphs 3.3(a)(i) and (iii)-(ix), solely with respect to the Licensed Product for the applicable Portfolio Batten or Portfolio ARSA, Cornell shall have the right to terminate this Agreement in part (but not as a whole) with respect to specific dockets or under the Patent Rights or under the Nonexclusive Patent Rights with respect to such applicable Portfolio Batten or Portfolio ARSA.

8)
These changes do not otherwise change the terms and conditions of the Second License Agreement.
9)
This Amendment may be executed by electronic signatures or by facsimile and in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, both Cornell and Licensee have executed this Amendment by their respective and duly authorized officers on the day and year written.

-- Signatures on following page --

CORNELL UNIVERSITY		LEXEO THERAPEUTICS, INC.

By:	/s/ Lisa Placanica	By:	/s/ R. Nolan Townsend
[Signature of Authorized Officer]
Name:	Lisa Placanica	Name:	R. Nolan Townsend
Title:	Senior Managing Director	Title:	Chief Executive Officer

Date:	4/21/2024	Date:	4/21/2024